EXHIBIT 10.54
FIRST AMENDMENT TO LEASE
     This First Amendment to Lease (“Amendment”) is made and entered into this 30th day of March 2006 by and between Church Gardens LLC, a California limited liability company (“Lessor”) and En Pointe Technologies, Inc., a Delaware corporation (“Lessee”). Lessor and Lessee are sometimes collectively referred to herein as the “Parties”.
RECITALS
     A. Lessor’s predecessor-in-interest and Lessee previously entered into a lease dated May 1999, (the “Lease”), for the premises located at 1040 Vintage Avenue, Ontario, California, consisting of land and a building of approximately 126,126 square feet (“the Premises”).
     B. Pursuant to the terms of the Lease, Lessee has exercised a right to terminate the Lease as of May 31, 2006.
     C. Lessee and Lessor now desire to extend the Lease for a further term of five (5) months upon the terms and conditions hereinafter set forth.
AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing facts and circumstances, the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties hereby agree as follows:
     1. Definitions. Each capitalized term used in the Amendment shall have the same meaning as is ascribed to such capital term in the Lease, provided for herein.
     2. Revised Lease Expiration Date; Extended Term. The Lease term, pursuant to the exercise of a right of cancellation by Lessee, was originally scheduled to expire on May 31, 2006 (“Lease Expiration Date”). As of the date of this Amendment, the Lease term is extended to November 1, 2006 (“Revised Lease Expiration Date”). And, unless terminated earlier under the terms of the Lease, it will expire on the Revised Lease Expiration Date. The period of time beginning on the day following the Lease Expiration Date and continuing to the Revised Lease Expiration Date is the “Extended Term.” The effective date of this Amendment shall be April 1, 2006 (the “Effective Date”).
     3 Minimum Monthly Rent. Throughout the Extended Term the Minimum Monthly Rent shall be $58,148.26 per month which shall be payable in equal monthly installments as set forth in the Lease.
     4. Notice and Payment. For purposes of making the payments as required by the Lease, Lessee shall deliver payment as follows:
Church Gardens LLC
c/o Barger & Wolen LLP
19800 MacArthur Blvd., Suite 800
Irvine, CA 92612
Attn: John M. Meindl
     5. Lessee’s Acceptance of Premises “AS IS”. Lessors and Lessee acknowledge that Lessee has been occupying the Premises under the Lease since 1999. Lessee continues to accept the Premises in their current “AS IS” state.

     6. Binding. The Lease, as amended hereby, shall continue in full force and effect, subject to the terms and provisions thereof and hereof. In the event of any conflict between the terms of the Lease and the terms of the First Amendment, the terms of the First Amendment shall control. This First Amendment shall be binding upon and inure to the benefit of Lessor, Lessee and their respective successors and permitted assigns.
     7. Submission. Submission of this First Amendment by the Lessor to Lessee for examination and/or execution shall not in any manner bind Lessor and no obligations shall arise under this First Amendment unless and until this First Amendment is fully signed and delivered by Lessor and Lessee. If full signature and delivery does not occur by no later than 5:30 p.m. Pacific Time on March 31, 2006, then this FIRST AMENDMENT TO LEASE shall be of no force and effect. Fax signature and delivery shall have the same effect as hard copy signature and delivery. Execution of this First Amendment by Lessee is not an exercise of any option to renew or extend the Lease by Lessee or the entering into a new lease with Lessor by Lessee.
     8. Full Force and Effect. All other terms and conditions of the Lease and any subsequent amendments thereto shall remain in full force and effect.
     9. Counterparts. If this First Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same agreement.
     IN WITNESS WHEREOF, this Amendment is executed as of the day and year set forth above.
     LESSOR:
CHURCH GARDENS LLC
a California limited liability company

John M. Meindl, Manager
/s/ James R. Panting
James R. Panting, Manager
     LESSEE:
EN POINTE TECHNOLOGIES, INC.
a Delaware corporation
s/s Robert A. Mercer
Robert A. Mercer, Senior VP Taxation & Finance

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